Kirr Marbach Partners Value Fund
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 97.7%	Shares	Value
Basic Materials - 2.0%
Innospec, Inc.	16,296	$1,793,538

Communications - 6.3%
Alphabet, Inc. - Class A	19,320	3,657,276
Anterix, Inc. (a)	21,354	654,927
Sirius XM Holdings, Inc.	29,955	682,974
Walt Disney Co.	7,078	788,135
		5,783,312

Consumer Cyclical - 11.7%
AutoZone, Inc. (a)	1,711	5,478,622
Crocs, Inc. (a)	6,155	674,157
Dollar Tree, Inc. (a)	22,725	1,703,012
Liberty Media Corp.-Liberty Live - Class A (a)	1,320	87,859
Liberty Media Corp.-Liberty Live - Class C (a)	7,621	518,685
Shyft Group, Inc.	73,538	863,336
Visteon Corp. (a)	14,851	1,317,581
		10,643,252

Consumer Non Cyclical - 15.9%
Alight, Inc. - Class A	176,257	1,219,698
API Group Corp. (a)	36,508	1,313,193
Biogen, Inc. (a)	7,666	1,172,285
Brink's Co.	21,197	1,966,446
Colliers International Group, Inc.	30,220	4,109,013
GXO Logistics, Inc. (a)	36,665	1,594,928
ICU Medical, Inc. (a)	4,615	716,110
Inmode Ltd. (a)	18,175	303,522
Stride, Inc. (a)	20,327	2,112,585
		14,507,780

Energy - 3.4%
Exxon Mobil Corp.	15,230	1,638,291
Marathon Petroleum Corp.	10,650	1,485,675
		3,123,966

Financial - 6.4%
Brookfield Asset Management Ltd. – Class A	6,734	364,916
Brookfield Corp.	40,595	2,332,183
Markel Corp. (a)	1,793	3,095,130
		5,792,229

Industrial - 24.1%
Canadian Pacific Kansas City Ltd.	35,807	2,591,353
EMCOR Group, Inc.	15,606	7,083,563
MasTec, Inc. (a)	34,715	4,726,100
Moog, Inc. - Class A	4,665	918,259
Republic Services, Inc.	19,236	3,869,899
RXO, Inc. (a)	39,335	937,746
Veralto Corp.	17,612	1,793,782
		21,920,702

Technology - 20.6%
Broadcom, Inc.	41,542	9,631,097
Constellation Software, Inc.	1,465	4,530,101
Crane NXT Co.	21,524	1,253,127
SS&C Technologies Holdings, Inc.	41,110	3,115,316
Topicus.com, Inc. (a)	2,725	230,405
		18,760,046

Utilities - 7.3%
Vistra Energy Corp.	48,482	6,684,213
TOTAL COMMON STOCKS (Cost $33,696,704)		89,009,038

WARRANTS - 0.0%(b)	Contracts	Value
Technology - 0.0%(b)
Constellation Software, Inc., Expires 03/31/2040, Exercise Price $0.00 (a)(c)	1,465	0
TOTAL WARRANTS (Cost $0)		0

SHORT-TERM INVESTMENTS - 2.6%		Value
Money Market Funds - 2.6%	Shares
First American Government Obligations Fund - Class X, 4.41% (d)	2,396,578	2,396,578
TOTAL SHORT-TERM INVESTMENTS (Cost $2,396,578)		2,396,578

TOTAL INVESTMENTS - 100.3% (Cost $36,093,282)		91,405,616
Liabilities in Excess of Other Assets - (0.3)%		(240,310)
TOTAL NET ASSETS - 100.0%		$91,165,306
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of December 31, 2024.

(d)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Kirr Marbach Partners Value Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$89,009,038	$–	$–		$89,009,038
Warrants	–	–	–	(a)	–	(a)
Money Market Funds	2,396,578	–	–		2,396,578
Total Investments	$91,405,616	$–	$–	(a)	$91,405,616

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.